10.14	Office Lease Agreement as amended

Office Space Lease

This Office Space Lease is made and entered into as of the 23rd day of September 2005 by and between The Law Office of Mussehl & Khan (Landlord) and Mogul Energy International, Inc. (Tenant).

Tenant, Mogul Energy International, Inc. agrees to the term of one (1) year of office space rental from Mussehl & Khan, Landlord. Tenant also agrees to a beginning base rent of $300.mo. plus $75/mo. (for fax and phone line) starting September 25, 2005, with an incremental increase of $50.00 each additional year thereafter, should the tenant renew the lease.

Tenant:	Landlord:
Mogul Energy International, Inc.	Law Office of Mussehl & Khan

By:	/s/ Naeem Tyab	By:	/s/ Robert C. Mussehl
	Naeem Tyab		Robert C. Mussehl
President

Office Space Lease Renewal

This Office Space Lease Renewal is made and entered into as of the 23rd day of September, 2006, by and between The Law Office of Mussehl & Khan (Landlord) and Mogul Energy International, Inc. (Tenant).

Tenant, Mogul Energy International, Inc. agrees to the term of one (1) year of office space rental from Mussehl & Khan, Landlord. Tenant also agrees to a rent of $350/mo. plus $75/mo. (for fax and phone line) starting October 1, 2006, with an incremental increase of $50.00 each additional year thereafter, should the tenant renew the lease.

Tenant:	Landlord:
Mogul Energy International, Inc.	Law Office of Mussehl & Khan

By:	/s/ Naeem Tyab	By:	/s/ Robert C. Mussehl
	Naeem Tyab		Robert C. Mussehl
President